UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 13, 2008

CHINA SKY ONE MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-26059	87-0430322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1706, No. 30 Di Wang Building, Gan Shui Road, Nandang District, Harbin, People’s Republic of China 150001
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:		86-451-53994073 (China)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01. Regulation FD Disclosure.

On May 13, 2008, China Sky One Medical, Inc. (the “Company”) distributed a press release relating to the Company’s financial statements and results of operations for the fiscal quarter ended March 31, 2008. A copy of this press release is furnished as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release relating to results for fiscal quarter ended March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SKY ONE MEDICAL, INC.
(Registrant)

Date:	May 19, 2008	By:	/s/ Liu Yan Qing
Liu Yan Qing
Chairman, Chief Executive Officer and President